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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



        Date of Report (Date of Earliest Event Reported): March 11, 2003

                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          1-4252                                      95-2081809
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    (Commission File Number)               (I.R.S. Employer Identification No.)


      570 LEXINGTON AVENUE, NEW YORK, NY                       10022
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    (Address of Principal Executive offices)                 (Zip Code)

                                 (212) 752-8787
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)
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
ITEM 5.    OTHER EVENTS

           On March 11, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2002. The press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release, dated March 11, 2003, announcing the Registrant's financial results for the fourth quarter and full year ended December 31, 2002.












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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     United Industrial Corporation


Date:      March 11, 2003            By:  /s/ James H. Perry
                                         ---------------------------------------
                                         James H. Perry
                                         Chief Financial Officer,
                                         Vice President and Treasurer












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
                                  EXHIBIT INDEX

Exhibit No.                    Exhibit
-----------                    -------

99.1 Press Release, dated March 11, 2003, announcing the Registrant's financial results for the fourth quarter and full year ended December 31, 2002.

















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